                                 EXHIBIT 99.3
                                 ------------

                            The Item 1115 Agreement

      Item 1115 Agreement dated as of March 27, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS,
INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation
("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a
Delaware corporation ("CWHEQ") and BANK OF AMERICA, N.A., as counterparty (the
"Counterparty").

                                   RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed
Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the
"Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, from time to time, on the closing date (the "Closing
Date") of a transaction pursuant to which Securities are offered (each, a
"Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a
"Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

      Section 1. Definitions

            Company Information: As defined in Section 4(a)(i).

            Company Financial Information: As defined in Section 2(a)(ii).

            Countrywide Indemnified Party: As defined in Section 4(a).

            Counterparty Indemnified Party: As defined in Section 4(b).

            Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP: As defined in Section 3(a)(v).

            EDGAR: The Commission's Electronic Data Gathering, Analysis and
Retrieval system.

            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D,
Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Indemnified Party: As defined in Section 4(b).

            Master Agreement: The ISDA Master Agreement between the
Counterparty and SPV, or if no such Master Agreement exists, the ISDA Master
Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531
(Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      Section 2. Information to be Provided by the Counterparty.

            (a)   Prior to printing the related Prospectus Supplement,

                  (i)   the Counterparty shall provide to the related
                        Depositor such information regarding the Counterparty,
                        as a derivative instrument counterparty, as is
                        reasonably requested by the related Depositor for the
                        purpose of compliance with Item 1115(a)(1) of
                        Regulation AB. Such information shall include, at a
                        minimum:

                        (A)   The Counterparty's legal name (and any d/b/a);

                        (B)   the organizational form of the Counterparty;

                        (C)   a description of the general character of the
                              business of the Counterparty;

                  (ii)  if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a
                        Transaction prior to the related Depositor taking the
                        steps necessary to suspend its obligation to file
                        Exchange Act Reports, with respect to the SPV, under
                        Sections 13 and 15(d) of the Exchange Act, in
                        accordance with the requirements of Regulation AB, the
                        Counterparty shall:

                        (A)   provide the financial data required by Item
                              1115(b)(1) or (b)(2) of Regulation AB (as
                              specified by the related Depositor to the
                              Counterparty) with respect to the Counterparty
                              and any affiliated entities providing derivative
                              instruments to the SPV (the "Company Financial
                              Information"), in a form appropriate for use in
                              the Prospectus Supplement and in an
                              EDGAR-compatible form (if not incorporated by
                              reference) and hereby authorizes the related
                              Depositor to incorporate by reference the
                              financial data required by Item 1115(b)(2) of
                              Regulation AB; and

                        (B)   if applicable, cause its accountants to issue
                              their consent to the filing or the incorporation
                              by reference of such financial statements in the
                              Registration Statement.

            (b)   Following the Closing Date and until the related Depositor takes the steps necessary to suspend its obligation to file
                  Exchange Act Reports, with respect to the SPV, under
                  Sections 13 and 15(d) of the Exchange Act with respect to a
                  Transaction,

                  (i)   if the Counterparty provided Company Financial
                        Information to the related Depositor for the
                        Prospectus Supplement, within 5 Business Days of the
                        release of any updated financial data, the
                        Counterparty shall (1) provide current Company
                        Financial Information as required under Item 1115(b)
                        of Regulation AB to the related Depositor in an
                        EDGAR-compatible form (if not incorporated by
                        reference) and hereby authorizes the related Depositor
                        to incorporate by reference the financial data
                        required by Item 1115(b)(2) of Regulation AB, and (2)
                        if applicable, cause its accountants to issue their
                        consent to filing or incorporation by reference of
                        such financial statements in the Exchange Act Reports
                        of the SPV; and

                  (ii)  if the related Depositor requests Company Financial
                        Information from the Counterparty, for the purpose of
                        compliance with Item 1115(b) of Regulation AB
                        following the Closing Date, the Counterparty shall
                        upon five Business Days written notice either (A), (1)
                        provide current Company Financial Information as
                        required under Item 1115(b) of Regulation AB to the
                        related Depositor in an EDGAR-compatible form (if not
                        incorporated by reference) and hereby authorizes the
                        related Depositor to incorporate by reference the
                        financial data required by Item 1115(b)(2) of
                        Regulation AB, (2) if applicable, cause its
                        accountants to issue their consent to filing or
                        incorporation by reference of such financial
                        statements in the Exchange Act Reports of the SPV and
                        (3) within 5 Business Days of the release of any
                        updated financial data, provide current Company
                        Financial Information as required under Item 1115(b)
                        of Regulation AB to the related Depositor in an
                        EDGAR-compatible form and if applicable, cause its
                        accountants to issue their consent to filing or
                        incorporation by reference of such financial
                        statements in the Exchange Act Reports of the SPV or
                        (B) assign the Derivative Agreement as provided below.

      Section 3. Representations and Warranties and Covenants of the
Counterparty.

            (a)   The Counterparty represents and warrants to the related
                  Depositor, as of the date on which information is first
                  provided to the related Depositor under Section 2(a)(ii),
                  Section 2(b)(i) or Section 2(b)(ii)(A), that, except as
                  disclosed in writing the related Depositor prior to such
                  date:

                  (i)   The Counterparty or the entity that consolidates the
                        Counterparty is required to file reports with the
                        Commission pursuant to section 13(a) or 15(d) of the
                        Exchange Act.

                  (ii)  The Counterparty or the entity that consolidates the
                        Counterparty has filed all reports and other materials
                        required to be filed by such requirements during the
                        preceding 12 months (or such shorter period that such
                        party was required to file such reports and
                        materials).

                  (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly
                        incorporate by reference) the financial statements of
                        the Counterparty.

                  (iv)  The accountants who certify the financial statements and supporting schedules included in the Company
                        Financial Information (if applicable) are independent
                        registered public accountants as required by the
                        Securities Act.

                  (v)   If applicable, the financial statements included in
                        the Company Financial Information present fairly the
                        consolidated financial position of the Counterparty
                        (or the entity that consolidates the Counterparty) and
                        its consolidated subsidiaries as at the dates
                        indicated and the consolidated results of their
                        operations and cash flows for the periods specified;
                        except as otherwise stated in the Company Financial
                        Information, said financial statements have been
                        prepared in conformity with generally accepted
                        accounting principles ("GAAP") applied on a consistent
                        basis; and the supporting schedules included in the
                        Company Financial Information present fairly in
                        accordance with GAAP the information required to be
                        stated therein. The selected financial data and
                        summary financial information included in the Company
                        Financial Information present fairly the information
                        shown therein and have been compiled on a basis
                        consistent with that of the audited financial
                        statements of the Counterparty.

                  (vi)  The Company Financial Information and other Company
                        Information included or incorporated by reference in
                        the Registration Statement (including through filing
                        on an Exchange Act Report), at the time they were or
                        hereafter are filed with the Commission, complied in
                        all material respects with the requirements of Item
                        1115(b) of Regulation AB (in the case of the Company
                        Financial Information) and, did not and will not
                        contain an untrue statement of a material fact or omit
                        to state a material fact required to be stated therein
                        or necessary in order to make the statements therein,
                        in the light of the circumstances under which they
                        were made, not misleading.

            (b)   If the Counterparty has provided Company Financial
                  Information that is incorporated by reference into the
                  Registration Statement of the related Depositor, the
                  Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the
                  Commission pursuant to Section 13 or 14 of the Exchange Act.
                  If permitted by the Exchange Act, the related Depositor will take the steps necessary to suspend its obligation to file
                  Exchange Act Reports, with respect to the SPV, under
                  Sections 13 and 15(d) of the Exchange Act.

            (c)   If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the
                  Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act
                  Reports of the SPV, will provide to the related Depositor
                  such Company Financial Information in EDGAR-compatible
                  format no later than the 20th calendar day of the month in which any of the representations or warranties in Section
                  3(a)(i) through (iii) ceased to be correct.

            (d)   The Counterparty agrees that the terms of this Agreement
                  shall be incorporated by reference into any Derivative
                  Agreement so that each SPV who is a beneficiary of a
                  Derivative Agreement shall be an express third party
                  beneficiary of this Agreement.

      Section 4. Indemnification; Remedies

            (a)   The Counterparty shall indemnify CHL and the related
                  Depositor, each person responsible for the preparation,
                  execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d)
                  under the Exchange Act; each person who controls any of such parties (within the meaning of Section 15 of the Securities
                  Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a "Countrywide Indemnified
                  Party"), and shall hold each of them harmless from and
                  against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and
                  any other costs, fees and expenses that any of them may
                  sustain arising out of or based upon:

                  (i)   (A) any untrue statement of a material fact contained
                        or alleged to be contained in any information, report,
                        accountants' consent or other material provided in
                        written or electronic form under Section 2 by or on
                        behalf of the Counterparty (collectively, the "Company
                        Information"), or (B) the omission or alleged omission
                        to state in the Company Information a material fact
                        required to be stated in the Company Information or
                        necessary in order to make the statements therein, in
                        the light of the circumstances under which they were
                        made, not misleading; or

                  (ii)  any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a
                        date prior to the Closing Date, to the extent that
                        such breach is not cured by the Closing Date, or any
                        breach by the Counterparty of a representation or
                        warranty pursuant to Section 3 to the extent made as
                        of a date subsequent to the Closing Date.

            (b)   CHL shall indemnify the Counterparty, each of its officers and directors and each person who controls the Counterparty
                  (within the meaning of Section 15 of the Securities Act and
                  Section 20 of the Exchange Act) (each, a "Counterparty
                  Indemnified Party"; and each of the Countrywide Indemnified
                  Party and the Counterparty Indemnified Party shall be
                  referred to as the "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages,
                  penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and
                  expenses that any of them may sustain arising out of or
                  based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any free writing prospectus with respect to the related
                  Securities or the omission or alleged omission to state a
                  material fact necessary in order to make the statements
                  therein not misleading; provided, however, that the
                  indemnity set forth in this Section 4(b) shall not apply
                  insofar as such losses, claims, expenses, damages or
                  liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue
                  statement of any material fact contained in the Company
                  Information or the omission or alleged omission to state in the Company Information a material fact necessary in order to make the statements therein not misleading and/or (ii) a breach of the representations set forth in Sections 3(a)
                  above.

            (c)   Promptly after the Indemnified Party receives notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made pursuant to this
                  Agreement, promptly notify the indemnifying party in writing of the commencement thereof. In case any such action is
                  brought against the Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the
                  indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the Indemnified Party in any action for which indemnification is sought (in which case the
                  indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by
                  the Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding the indemnifying party's election to appoint counsel to represent the
                  Indemnified Party in an action, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the
                  reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such
                  counsel with a conflict of interest, (ii) the actual or
                  potential defendants in, or targets of, any such action
                  include both the Indemnified Party and the indemnifying
                  party, and the Indemnified Party shall have reasonably
                  concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the
                  Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such
                  action or (iv) the indemnifying party shall authorize the
                  Indemnified Party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action,
                  suit or proceeding in respect of which indemnification or
                  contribution may be sought hereunder (whether or not the
                  Indemnified Party is an actual or potential party to such
                  claim or action) unless such settlement, compromise or
                  consent includes an unconditional release of each
                  Indemnified Party from all liability arising out of such
                  claim, action, suit or proceeding. In addition, for so long as the indemnifying party is covering all costs and expenses of the Indemnified Party as provided herein, no Indemnified
                  Party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened
                  claim, action, suit or proceeding in respect of which
                  indemnification or contribution may be sought hereunder
                  without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

            (d)   Nothing in this agreement shall be construed to allow the
                  Indemnified Party to recover punitive damages or
                  consequential damages from the indemnifying party.

                  (e)   (i) Any failure by the Counterparty to deliver any
                        information, report, accountants' consent or other
                        material when and in any case only as required under
                        Section 2 or any breach by the Counterparty of a
                        representation or warranty set forth in Section 3 and
                        made as of a date prior to the Closing Date, to the
                        extent that such breach is not cured by the Closing
                        Date (or in the case of information needed for
                        purposes of printing the Prospectus Supplement, the
                        date of printing of the Prospectus Supplement), shall,
                        except as provided in clause (ii) of this paragraph,
                        immediately and automatically, without notice or grace
                        period, constitute an Additional Termination Event (as
                        defined in the Master Agreement) with the Counterparty
                        as the sole Affected Party (as defined in the Master
                        Agreement) under the Derivative Agreement. Following
                        such termination, a termination payment (if any) shall
                        be payable by the applicable party as determined by
                        the application of Section 6(e)(ii) of the Master
                        Agreement, with Market Quotation and Second Method
                        being the applicable method for determining the
                        termination payment (notwithstanding anything in the
                        Derivative Agreement to the contrary).

                  (ii)  If the Counterparty has failed to deliver any
                        information, report, or accountants' consent when and
                        as required under Section 2, which continues
                        unremedied for the lesser of ten calendar days after
                        the date on which such information, report, or
                        accountants' consent was required to be delivered or
                        such period in which the applicable Exchange Act
                        Report for which such information is required can be
                        timely filed (without taking into account any
                        extensions permitted to be filed), or if the
                        Counterparty has provided Company Information any
                        breach by the Counterparty of a representation or
                        warranty pursuant to Section 3 to the extent made as
                        of a date subsequent to such closing date, and the
                        Counterparty has not, at its own cost, within the
                        period in which the applicable Exchange Act Report for
                        which such information is required can be timely filed
                        caused another entity (which meets any applicable
                        ratings threshold in the Derivative Agreement) to
                        replace the Counterparty as party to the Derivative
                        Agreement that (i) has signed an agreement with CHL
                        and the Depositors substantially in the form of this
                        Agreement, (ii) has agreed to deliver any information,
                        report, certification or accountants' consent when and
                        as required under Section 2 hereof and (iii) is
                        approved by the Depositor (which approval shall not be
                        unreasonably withheld) and any rating agency, if
                        applicable, on terms substantially similar to the
                        Derivative Agreement, then an Additional Termination
                        Event (as defined in the Master Agreement) shall have
                        occurred with the Counterparty as the sole Affected
                        Party. In the event that an Early Termination Date is
                        designated in connection with such Additional
                        Termination Event, a termination payment (if any)
                        shall be payable by the applicable party as of the
                        Early Termination Date as determined by the
                        application of Section 6(e)(ii) of the Master
                        Agreement, with Market Quotation and Second Method
                        being the applicable method for determining the
                        termination payment (notwithstanding anything in the
                        Derivative Agreement to the contrary).

                  (iii) In the event that the Counterparty or the SPV has
                        found a replacement entity in accordance with Section
                        4(e)(ii) , the Counterparty shall promptly reimburse
                        the SPV for all reasonable incidental expenses
                        incurred by the SPV, as such are incurred, in
                        connection with the termination of the Counterparty as
                        counterparty and the entry into a new Derivative
                        Agreement. The provisions of this paragraph shall not
                        limit whatever rights the SPV may have under other
                        provisions of this Agreement or otherwise, whether in
                        equity or at law, such as an action for damages,
                        specific performance or injunctive relief.

      Section 5. Miscellaneous.

            (a)   Company Financial Information. Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities
                  allowing the presentation of the financial information
                  required by Item 1115 of Regulation AB with respect to an
                  affiliate of the Counterparty rather than the Counterparty and any affiliated entities providing derivatives to the
                  SPV, "Company Financial Information" shall be deemed to
                  refer to the financial information of such permitted entity provided the Counterparty has received written confirmation from CHL that such amendment or interpretive guidance can be relied upon.

            (b)   Construction. Throughout this Agreement, as the context
                  requires, (a) the singular tense and number includes the
                  plural, and the plural tense and number includes the
                  singular; (b) the past tense includes the present, and the present tense includes the past; and (c) references to
                  parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement.
                  The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit,
                  extend, or interpret the scope of this Agreement or of any particular section.

            (c)   Assignment. None of the parties may assign their rights
                  under this Agreement without the prior written consent of
                  the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

            (d)   No Third-Party Benefits Except as Specified. None of the
                  provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

            (e)   Governing Law. This Agreement shall be governed by and
                  construed in accordance with the internal laws of the State of New York without regard to the conflict of laws
                  principles thereof.

            (f)   Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the
                  parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this
                  Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be
                  effective only in the specific instance and for the specific purpose stated in that writing.

            (g)   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same
                  instrument.

            (h)   Additional Documents. Each party hereto agrees to execute
                  any and all further documents and writings and to perform
                  such other actions which may be or become reasonably
                  necessary or expedient to effectuate and carry out this
                  Agreement.

            (i)   Severability. Any provision hereof which is prohibited or
                  unenforceable shall be ineffective only to the extent of
                  such prohibition or unenforceability without invalidating
                  the remaining provisions hereof.

            (j)   Integration. This Agreement contains the entire
                  understanding of the parties with respect to the subject
                  matter hereof. There are no restrictions, agreements,
                  promises, representations, warranties, covenants or
                  undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This
                  Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     CWABS, INC.

                                     By:    /s/ Michael W. Schloessmann
                                         ------------------------------------
                                         Name:  Michael W. Schloessmann
                                         Title: Managing Director

                                     CWMBS, INC

                                     By:    /s/ Michael W. Schloessmann
                                         ------------------------------------
                                         Name:  Michael W. Schloessmann
                                         Title: Managing Director

                                     CWALT, INC.

                                     By:    /s/ Michael W. Schloessmann
                                         ------------------------------------
                                         Name:  Michael W. Schloessmann
                                         Title: Managing Director

                                     CWHEQ, INC.

                                     By:    /s/ Michael W. Schloessmann
                                         ------------------------------------
                                         Name:  Michael W. Schloessmann
                                         Title: Managing Director

                                     COUNTRYWIDE HOME LOANS, INC.

                                     By:    /s/ Michael W. Schloessmann
                                         ------------------------------------
                                         Name:  Michael W. Schloessmann
                                         Title: Managing Director

                                     BANK OF AMERICA, N.A.

                                     By:    /s/ Susan K. Payunk
                                         ------------------------------------
                                         Name:  Susan K. Payunk
                                         Title: Senior Vice President